OLD NOTE

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE
     MEANING OF THE INDENTURE HEREINAFTER REFERRED TO
     AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR
     A NOMINEE OF THE DEPOSITORY OR A SUCCESSOR
     DEPOSITORY.  THIS SECURITY IS NOT EXCHANGEABLE FOR
     SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER
     THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE
     LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE,
     AND NO TRANSFER OF THIS SECURITY (OTHER THAN A
     TRANSFER OF THIS SECURITY AS A WHOLE BY THE
     DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A
     NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR
     ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE
     REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES
     DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN
     AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
     COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO
     THE ISSUER OR ITS AGENT FOR REGISTRATION OF
     TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE
     ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR
     SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
     REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY
     TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
     OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE
     THE REGISTERED OWNER HEREOF, CEDE, & CO., HAS AN
     INTEREST HEREIN.

          THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR
     OTHER SECURITIES LAWS.  NEITHER THIS SECURITY NOR
     ANY INTEREST OR PARTICIPATION HEREIN MAY BE
     REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED,
     ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE
     OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS
     EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE
     HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER
     SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE
     YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE
     HEREOF AND THE LAST DATE ON WHICH PEOPLES TELEPHONE
     COMPANY, INC. (THE "COMPANY") OR ANY AFFILIATE OF
     THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY
     PREDECESSOR OF THIS SECURITY) (THE "RESALE

      RESTRICTION TERMINATION DATE"), ONLY (A) TO THE
      COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT
      WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE
      SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES
      ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A
      PERSON IT REASONABLY BELIEVES IS A "QUALIFIED
      INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER
      THE SECURITIES ACT THAT PURCHASES FOR ITS OWN
      ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED
      INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT
      THE TRANSFER IS BEING MADE IN RELIANCE ON
      RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO
      NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED
      STATES WITHIN THE MEANING OF REGULATION S UNDER THE
      SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED
      INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
      (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE
      SECURITIES ACT THAT IS ACQUIRING THE SECURITIES FOR
      ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN
      INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT
      PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR
      SALE IN CONNECTION WITH, ANY DISTRIBUTION IN
      VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO
      ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION
      REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE
      COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY
      OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E)
      OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF
      COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION
      SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE
      FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE
      FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY
      IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE
      TRUSTEE.  THIS LEGEND WILL BE REMOVED UPON THE
      REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION
      TERMINATION DATE.

                   PEOPLES TELEPHONE COMPANY, INC.
                           ___________

                    12-1/4% SENIOR NOTES DUE 2002

CUSIP No. 1
No. 2                                                       3

            PEOPLES TELEPHONE COMPANY, INC., a New York corporation (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to 4 or registered assigns, the principal sum of 5 United States Dollars on July 15, 2002, at the office or agency of the Company referred to below, and to pay interest thereon on January 15 and July 15, in each year, commencing on January 15, 1996 (each an "Interest Payment Date"), accruing from the Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 12-1/4% per annum, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

            The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the January 1 or July 1 (each a "Regular Record Date"), whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. In addition, the Company may be obligated to pay additional interest pursuant to certain provisions of the Registration Rights Agreement.

            If this Security is a Global Security, all payments in respect of this Security will be made to the Depository or its nominee in immediately available funds in accordance with customary procedures established from time to time by the Depository. If this Security is a Global Security and a Restricted Security, only Qualified Institutional Buyers (as defined in Rule 144A under the Securities Act) may hold a beneficial interest herein. If this Security is not a Global Security, payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof.

            Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:  July 19, 1995                  PEOPLES TELEPHONE COMPANY, INC.


                                       By:____________________________
                                              Name:
Attest:                                       Title:


__________________________
  Authorized Signature
                                       By:____________________________
                                              Name:
                                              Title:


            TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Securities referred to in the within-mentioned Indenture.

                                       FIRST UNION NATIONAL BANK OF
                                        NORTH CAROLINA, as Trustee


                                       By:____________________________
                                             Authorized Officer

            Indenture. This Security is one of a duly authorized issue of Securities of the Company designated as its 12-1/4% Senior Notes due 2002 (herein called the "Series A
Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $100,000,000, which may be issued under an indenture (herein called the "Indenture") dated as of July 15, 1995, between the Company and First Union National Bank of North Carolina, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee, and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

            All capitalized terms used in this Series A Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

            No reference herein to the Indenture and no provisions of this Series A Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

            Registration Rights. Pursuant to the Registration Rights Agreement, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for 12-1/4% Senior Notes due 2002, Series B, of the Company (herein called the "Series B Securities") which have been registered (or, with respect to certain Series B Securities thereof, which will be entitled to such registration, as set forth in the Registration Rights Agreement) under the Securities Act, in like principal amount and having identical terms as the Series A Securities hereof, respectively. The Holders of Series A Securities shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement. The
Series A Securities and the Series B Securities are together referred to herein as the "Securities."

            Redemption.

            Optional Redemption. The Securities are subject to redemption, at the option of the Company, as a whole or in part in principal amounts of $1,000 or any integral multiple of $1,000, at any time on or after July 15, 2000, upon not less than 30 nor more than 60 days' prior notice at the Redemption Prices (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest to the redemption date, if redeemed during the 12-month period beginning July 15 of the years indicated below:

                                                  Redemption
            Year                                     Price

            2000                                  103.500%
            2001                                  101.750%
            2002                                  100.000%

            In addition, prior to July 15, 1998, in the event of one or more Equity Offerings consummated after the Issue Date (other than the sale of the UBS Capital Preferred Stock) for aggregate gross proceeds to the Company equal to or exceeding $10,000,000, the Company may redeem in the aggregate up to a maximum of 20% of the principal amount of the Securities originally issued with the net proceeds thereof at a redemption price equal to 111-1/4% of the principal amount thereof, plus accrued and unpaid interest to the Redemption Date.

            Sinking Fund. The Company will not be required to make any mandatory sinking fund payments in respect of the Securities.

            Interest Payments. In the case of any redemption of Series A Securities, interest installments whose Stated
Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

            Partial Redemption. In the event of redemption of this Series A Security in part only, a new Series A Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

            Offers to Purchase. Sections 10.14 and 10.15 of the Indenture provide that following any Asset Sale and upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of the Securities in accordance with the procedures set forth in the Indenture.

            Defaults and Remedies. If an Event of Default shall occur and be continuing, the principal of all of the outstanding Securities, plus all accrued and unpaid interest, if any, to and including the date the Securities are paid, may be declared due and payable in the manner and with the effect provided in the Indenture.

            Defeasance. The Indenture contains provisions (which provisions apply to this Series A Security) for defeasance at any time of (a) the entire indebtedness of the Company on this Series A Security and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by the Company with certain conditions set forth therein.

            Amendments and Waivers. The Company and the Trustee (if a party thereto) may, without the consent of the Holders of any Outstanding Securities, amend, waive or supplement the Indenture or the Securities for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and making any change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Securities may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, subject to certain exceptions requiring the consent of the Holders of the particular Securities to be affected. Any such consent or waiver by or on behalf of the Holder of this Series A Security shall be conclusive and binding upon such Holder and upon all future Holders of this Series A Security and of any Series A Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Series A Security.

            Denominations, Transfer and Exchange. The Series A Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series A Securities are exchangeable for a like aggregate principal amount of Series A Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            If this Series A Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Series A Security is registrable on the Security Register of the Company, upon surrender of this Series A Security for registration of transfer at the office or agency of the Company maintained for such purpose in the Borough of Manhattan in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series A Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            If this Series A Security is a Restricted Security in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the Holder, provided it is a Qualified Institutional Buyer, may exchange this Series A Security for a book-entry security by instructing the Trustee to arrange for such Series A Security to be represented by a beneficial interest in a Global Security in accordance with the customary procedures of the Depository.

            If this Series A Security is a Global Security, it is exchangeable for Series A Securities in certificated form if
(i) the Depository notifies the Company that it is unwilling or unable to continue as depository and a successor Depository is not appointed by the Company within 60 days or (ii) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depository to issue certificated Securities. In addition, in accordance with the provisions of the Indenture and subject to certain limitations therein set forth, a beneficial owner of a beneficial interest in a Global Security may request a Series A Security in certificated form, in exchange in whole or in part, as the case may be, for such beneficial owner's interest in the Global Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Series A Securities in authorized denominations equal in principal amount to such beneficial interest and to have such Series A Securities registered in its name.

            No service charge shall be made for any registration of transfer or exchange or redemption of Series A Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Certain Information Obligations. At any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, upon the request of a Holder of a Series A Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Series A Security designated by such Holder, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

            Persons Deemed Owners. Prior to and at the time of due presentment of this Series A Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Series A Security is registered as the owner hereof for all purposes, whether or not this Series A Security shall be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

            GOVERNING LAW. THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE SECURITIES AND THE HOLDERS AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE
INDENTURE OR THIS SECURITY.

                              ASSIGNMENT FORM

If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Security to

_______________________________________________________________

(Insert assignee's social security or tax ID number) __________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

(Print or type assignee's name, address and zip code) and irrevocably appoint

_______________________________________________________________
agent to transfer this Security on the books of the Company.
The agent may substitute another to act for such agent.

            In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the later of July 19, 1998, or the date three years after the Company or an Affiliate of the Company was the owner of this Security (or any Predecessor Security), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that:

                                [Check One]

[  ]   (a)   this Security is being transferred in compliance
             with the exemption from registration under the Securities Act provided by Rule 144A thereunder.

                                    or

[  ]   (b)   this Security is being transferred other than in
             accordance with (a) above and documents, including a transferee certificate substantially in the form attached hereto, are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked and, in the case of
(b) above, if the appropriate document is not attached or otherwise furnished to the Trustee, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.14 of the Indenture shall have been satisfied.


Date:______________ Your signature:  _________________________________
                                          (Sign exactly as your name
                                          appears on the other side of
                                          this Security)


                                          By:_________________________
                                              NOTICE:  To be executed
                                              by an executive officer


NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent
Medallion Program ("STAMP") or similar program.

           TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED

            The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: __________________               ____________________________
                                        NOTICE:  To be executed by
                                                 an executive officer

                    OPTION OF HOLDER TO ELECT PURCHASE

            If you wish to have this Security purchased by the Company pursuant to Section 10.14 or 10.15 of the Indenture, check the Box: [ ]

            If you wish to have a portion of this Security purchased by the Company pursuant to Section 10.14 or 10.15 of the Indenture, state the amount:

                              $______________

Date: _____________ Your Signature: ________________________________
                                          (Sign exactly as your name
                                           appears on the other side
                                           of this Security)


                                           By:______________________
                                                NOTICE:  To be signed
                                                by an executive officer


NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent
Medallion Program ("STAMP") or similar program.

                                                     EXHIBIT A


                FORM OF CERTIFICATE TO BE DELIVERED
                  IN CONNECTION WITH TRANSFERS TO
            NON-QIB INSTITUTIONAL ACCREDITED INVESTORS



PEOPLES TELEPHONE COMPANY, INC.
c/o First Union National Bank of
      North Carolina
230 South Tryon Street, 8th Floor
Charlotte, North Carolina  28288-1179
Attention:  Corporate Trust Administration

Dear Ladies and Gentlemen:

            In connection with our proposed purchase of $ aggregate principal amount of the 12-1/4% Senior Notes due 2002
(the "Notes") of Peoples Telephone Company, Inc., a New York corporation (the "Company"), we confirm that:

            We understand that the Notes have not been registered under the Securities Act of 1933, as amended (the
      "Securities Act"). We agree on our own behalf and on behalf of any investor account for which we are purchasing the Notes to offer, sell or otherwise transfer such Notes prior to the date which is three years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Notes, or any predecessor thereto (the "Resale
      Restriction Termination Date") only (a) to the Company,
      (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Notes are eligible for resale pursuant to Rule
      144A under the Securities Act, to a person we reasonably believe is a "qualified institutional buyer" under Rule
      144A (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pur-suant to offers and sales to "non-U.S. persons" that occur outside the United States within the meaning of Regulation
      S under the Securities Act, (e) to an institutional
      "accredited investor" within the meaning of subparagraph
      (a)(1), (2), (3) or (7) of Rule 501 under the Securities
      Act that is acquiring Notes for its own account or for the account of such an institutional "accredited investor" for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property and the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction
      Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) and
      (7) of Rule 501 under the Securities Act and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. We acknowledge on our own behalf and on behalf of any investor account for which we are purchasing Notes that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale
      Restriction Termination Date of the Notes pursuant to clauses (d), (e) and (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

            We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

            We are acquiring the Notes purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

            You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                    Very truly yours,


                                    ____________________________
                                          (NAME OF PURCHASER)

                                    By:_________________________

                                    Date:_______________________


Upon transfer, the Notes should be registered in the name of the new beneficial owner as follows:

Name:____________________________________________

Address:_________________________________________

Taxpayer ID Number:______________________________

                         EXCHANGE NOTE

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE
     MEANING OF THE INDENTURE HEREINAFTER REFERRED TO
     AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR
     A NOMINEE OF THE DEPOSITORY OR A SUCCESSOR
     DEPOSITORY.  THIS SECURITY IS NOT EXCHANGEABLE FOR
     SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER
     THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE
     LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE,
     AND NO TRANSFER OF THIS SECURITY (OTHER THAN A
     TRANSFER OF THIS SECURITY AS A WHOLE BY THE
     DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A
     NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR
     ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE
     REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES
     DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN
     AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
     COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO
     THE ISSUER OR ITS AGENT FOR REGISTRATION OF
     TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE
     ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR
     SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
     REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY
     TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
     OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE
     THE REGISTERED OWNER HEREOF, CEDE, & CO., HAS AN
     INTEREST HEREIN.

                  PEOPLES TELEPHONE COMPANY INC.
                        ________________

                  12-1/4% SENIOR NOTES DUE 2002,
                            SERIES B

CUSIP No.________
No. _____________                              $_____________

            PEOPLES TELEPHONE COMPANY INC., a New York corporation (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________________ or registered assigns, the principal sum of ___________________ Dollars on July 15, 2002, at the office or agency of the Company referred to below, and to pay interest thereon on January 15 and July 15 (each an "Interest Payment Date"), in each year, commencing on January 15, 1996, accruing from the Issue Date or from the most recent Interest Payment
Date to which interest has been paid or duly provided for, at the rate of 12-1/4% per annum, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

            The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the January 1 or July 1 (each a "Regular Record Date"), whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

            If this Security is a Global Security, all payments in respect of this Security will be made to the Depository or its nominee in immediately available funds in accordance with customary procedures established from time to time by the Depository. If this Security is not a Global Security, payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof.

            Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                                    PEOPLES TELEPHONE COMPANY INC.


                                          By:
                                             ---------------------------
Attest:                                      Name:
                                             Title:


_____________________________             By:
  Authorized Signature                       ---------------------------
                                             Name:
                                             Title:

            1. Indenture. This Security is one of a duly authorized issue of Securities of the Company designated as its 12-1/4% Senior Notes due 2002, Series B (herein called the "Series B Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $100,000,000, which may be issued under an indenture (herein called the "Indenture") dated as of July 15, 1995, between the Company and First Union National Bank of North Carolina, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

            All capitalized terms used in this Series B Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

            No reference herein to the Indenture and no provision of this Series B Security or of the Indenture shall alter or impair the obligation of the Company or, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

            The Series B Securities were issued pursuant to an exchange offer pursuant to which 12-1/4% Senior Notes due 2002 of the Company (herein called the "Series A Securities"), in like principal amount and having substantially identical terms as the Series B Securities, were exchanged for the Series B Securities. The Series A Securities and the Series B
Securities are together referred to herein as the "Securities."

            2.  Redemption.

            (a) Optional Redemption. The Securities are subject to redemption, at the option of the Company, as a whole or in part in principal amounts of $1,000 or any integral multiple of $1,000, at any time on or after July 15, 2000, upon not less than 30 nor more than 60 days' prior notice, at the Redemption

Prices (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest to the redemption date, if redeemed during the 12-month period beginning July 15 of the years indicated below:

                                                      Redemption
            Year                                        Price

            2000                                      103.500%
            2001                                      101.750%
            2002                                      100.000%

            In addition, prior to July 15, 1998, in the event of one or more Equity Offerings consummated after the Issue Date (other than the sale of the UBS Capital Preferred Stock) for aggregate gross proceeds to the Company equal to or exceeding $10,000,000, the Company may redeem in the aggregate up to a maximum of 20% of the principal amount of the Securities originally issued with the net proceeds thereof at a redemption price equal to 111-1/4% of the principal amount thereof, plus accrued and unpaid interest to the Redemption Date.

            (b) Sinking Fund. The Company will not be required to make any mandatory sinking fund payments in respect of the Securities.

            (c)  Interest Payments.  In the case of any
redemption of Series B Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

            (d) Partial Redemption. In the event of redemption of this Series B Security in part only, a new Series B Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

            3. Offers to Purchase. Sections 10.14 and 10.15 of the Indenture provide that following any Asset Sale and upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of the Securities in accordance with the procedures set forth in the Indenture.

            4. Defaults and Remedies. If an Event of Default shall occur and be continuing, the principal of all of the outstanding Securities, plus all accrued and unpaid interest, if any, to and including the date the Securities are paid, may be declared due and payable in the manner and with the effect provided in the Indenture.

            5. Defeasance. The Indenture contains provisions (which provisions apply to this Series B Security) for defeasance at any time of (a) the entire indebtedness of the Company on this Series B Security and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by the Company with certain conditions set forth therein.

            6. Amendments and Waivers. The Company and the Trustee (if a party thereto) may, without the consent of the Holders of any Outstanding Securities, amend, waive or supplement the Indenture or the Securities for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and making any change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Securities may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, subject to certain exceptions requiring the consent of the Holders of the particular
Securities to be affected.   Any such consent or waiver by or
on behalf of the Holder of this Series B Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Series B Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Series B Security.

            7. Denominations, Transfer and Exchange. The Series B Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series B Securities are exchangeable for a like aggregate principal amount of Series B Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            If this Series B Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Series B Security is registrable on the Security Register of the Company, upon surrender of this Series B Security for registration of transfer at the office or agency of the Company maintained for such purpose in the Borough of Manhattan in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series B Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            If this Series B Security is a Global Security, it is exchangeable for Series B Securities in certificated form if
(i) the Depository notifies the Company that it is unwilling or unable to continue as depository and a successor Depository is not appointed by the Company within 60 days or (ii) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depository to issue certificated Securities. In addition, in accordance with the provisions of the Indenture and subject to certain limitations therein set forth, a beneficial owner of a beneficial interest in a Global Security may request a Series B Security in certificated form, in exchange in whole or in part, as the case may be, for such beneficial owner's interest in the Global Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Series B Securities in authorized denominations equal in principal amount to such beneficial interest and to have such Series B Securities registered in its name.

            No service charge shall be made for any registration of transfer or exchange or redemption of Series B Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            8. Persons Deemed Owners. Prior to and at the time of due presentment of this Series B Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Series B Security is registered as the owner hereof for all purposes, whether or not this Series B Security shall be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

            9. GOVERNING LAW. THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE SECURITIES AND THE HOLDERS AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR SECURITY.

                              ASSIGNMENT FORM

If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Security to

- --------------------------------------------------------------------

(Insert assignee's social security or tax ID number) ---------------

- --------------------------------------------------------------------

- --------------------------------------------------------------------

- --------------------------------------------------------------------
(Print or type assignee's name, address and zip code) and irrevocably appoint

- --------------------------------------------------------------------
agent to transfer this Security on the books of the Company.
The agent may substitute another to act for such agent.

Date:                Your signature:
     ---------------                 ---------------------------------
                                          (Sign exactly as your name
                                          appears on the other side of
                                          this Security)


                                          By:
                                             -------------------------
                                              NOTICE:  To be signed
                                              by an executive officer

NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent
Medallion Program ("STAMP") or similar program.

                    OPTION OF HOLDER TO ELECT PURCHASE

            If you wish to have this Security purchased by the Company pursuant to Section 10.14 or 10.15 of the Indenture, check the Box: [ ]

            If you wish to have a portion of this Security purchased by the Company pursuant to Section 10.14 or 10.15 of the Indenture, state the amount:

                              $______________

Date: __________________ Your Signature: ______________________
                                                 (Sign exactly as your
                                                 name appears on the
                                                 other side of this
                                                 Security)

                                                 By:
                                                    ------------------
                                                 NOTICE:  To be signed
                                                 by an executive
                                                 officer.

NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent
Medallion Program ("STAMP") or similar program.

            Section 2.04.  Form of Trustee's Certificate of
Authentication.

            TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

            This is one of the Securities referred to in the within-mentioned Indenture.

                                      FIRST UNION NATIONAL BANK OF
                                       NORTH CAROLINA, as Trustee



                                      By:
                                          ----------------------------
                                          Authorized Officer